SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of report (Date of earliest event reported) May 21, 1998


                               Intelligroup, Inc.
           ----------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


           New Jersey               0-20943                    11-2880025
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(State or Other Jurisdiction   (Commission File Number)     (IRS Employer
   of Incorporation)                                      Identification No.)


517 Route One South, Iselin, New Jersey                  08830
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(Address of Principal Executive Offices)               (Zip Code)


                                 (732) 750-1600
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                    (Registrant's telephone number, including
                                   area code)



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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.      Other Events.
-------      -------------

                  On May 7, 1998, Intelligroup, Inc. (the "Company"), through its wholly-owned subsidiary Intelligroup Europe Limited (No. 3205142), a corporation formed pursuant to the laws of England and Wales ("Intelligroup Europe"), consummated the acquisition (the "Consulting Acquisition") of thirty percent (30%) of the equity interests in CPI Consulting Limited (No. 3316554), a corporation formed pursuant to the laws of England and Wales ("Consulting"). In addition, on May 21, 1998, the Company consummated the acquisition (the "Resources Acquisition") of all of the equity interests in CPI Resources Limited (No. 2080824), a corporation formed pursuant to the laws of England and Wales ("Resources"). As a result of the Resources Acquisition, the Company acquired Resources' seventy percent (70%) interest in Consulting. The principal activity of each of Resources and Consulting is providing information technology consulting staffing services in the United Kingdom.

                  The purchase price in the Consulting Acquisition consisted of the issuance of an aggregate of 165,696 shares of restricted common stock to independent minority investors of Consulting (the "Selling Shareholders") as well as a contingent earn-out payment of up to (pound)1,513,200 payable in the Company's restricted common stock to be determined as of December 31, 1998. The Company has agreed to register the shares of the Company's restricted common stock issued (and, in the event the contingent earn-out payment is made, to be issued) to the Selling Shareholders pursuant to a registration statement on Form S-3. In connection with the Consulting Acquisition, Intelligroup Europe entered into an employment agreement with each of the Selling Shareholders, except for one such Selling Shareholder who entered into a consultant's noncompetition, nonsolicitation, confidentiality and invention assignment agreement. Such agreements terminate on December 31, 1998.

                  The purchase price in the Resources Acquisition consisted of the issuance of 371,000 shares of the Company's restricted common stock to Timothy Hugh Fenner, the sole shareholder of Resources ("Fenner"). The Company has agreed to register the shares of the Company's restricted common stock issued to Fenner pursuant to a registration statement on Form S-3. The Company shall register one-half of such shares as soon as practicable and the balance of such shares within 26 weeks from the date of issuance of such shares. In connection with the Resources Acquisition, Intelligroup Europe entered into an employment agreement with Fenner. Such agreement terminates on December 31, 1998.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.
-------      -------------------------------------------------------------------

             (a) Financial Information of Businesses Acquired.

             Not applicable.

             (b) Pro Forma Financial Information.

             Not applicable.

             (c) Exhibits.

                   Exhibit No.                  Description of Exhibit

                      10.1 Agreement of Purchase and Sale dated as of May 7, 1998, among Intelligroup, Inc., a New Jersey
                                           corporation         ("Intelligroup"),
                                           Intelligroup   Europe   Limited  (No.
                                           3205142),    a   corporation   formed
                                           pursuant  to the laws of England  and
                                           Wales and a  wholly-owned  subsidiary
                                           of    Intelligroup     ("Intelligroup
                                           Europe")    and    certain   of   the
                                           shareholders    of   CPI   Consulting
                                           Limited (No. 3316554),  a corporation
                                           formed   pursuant   to  the  laws  of
                                           England and Wales.

                      10.2 Agreement of Purchase and Sale dated as of May 21, 1998, among Intelligroup, Intelligroup Europe and  Timothy  Hugh  Fenner,  the sole
                                           shareholder of  CPI Resources Limited
                                           (No. 2080824),  a  corporation formed
                                           pursuant to  the  laws of England and
                                           Wales.

                                   SIGNATURES




                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Intelligroup, Inc.


                                    By: /s/Stephen A. Carns
                                        ----------------------------------------
                                        Stephen A. Carns, President and Chief
                                          Executive Officer (Principal Executive
                                          Officer)


Date:  May 27, 1998